Exhibit 10.1B

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment (the “First Amendment”), effective as of June 18, 2020 (“Effective Date”), is entered into between Emory University (“Emory”), a Georgia nonprofit corporation with offices at 1599 Clifton Road NE, 4th Floor, Atlanta, Georgia 30322, and Aligos Therapeutics, Inc. (“Aligos”), a Delaware corporation having its principal offices at 156 2nd Street, Suite 403, San Francisco, California 94105 (each individually a “Party” and collectively the “Parties”), and amends that certain Aligos Therapeutics / Emory University License Agreement of June 26, 2018 between the Parties (the “License Agreement”). Capitalized terms used herein without definition shall have the meaning set forth in the License Agreement.

WHEREAS, under Section 6.2.1 of the License Agreement, Emory is solely responsible for the preparation, filing, prosecution, issuance and maintenance of the Licensed Patents solely owned by Emory;

WHEREAS, Aligos wishes for its counsel to take initial responsibility for drafting responses to actions from patent offices and proposing actions and strategies as part of the preparation, prosecution, and maintenance of the Licensed Patents while Emory’s agent will have the option to provide final edits and approval rights, and will remain attorney of record and point of contact for any such Licensed Patents; and

WHEREAS, the Parties wish to add additional patent rights to the License Agreement and wish to clarify how compounds covered by such additional patent rights will be treated under the License Agreement;

NOW THEREFORE, for good and valuable mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree to amend the Agreement as follows:

1.	Section 6.2.1 of the License Agreement is hereby deleted and replaced with the following:

(a) With respect to Licensed Patents solely owned by Emory, [****]. The Parties will cooperate to ensure that each Licensed Patent reflects and will reflect, to the extent practicable and to the best of Aligos’s knowledge, all items of commercial interest to Aligos. Aligos will cover all of Emory’s Patenting Costs, in accordance with the Patent Reimbursements paragraph below. Emory will endeavor to pay Patenting Costs in the order in which they were accrued and in a manner consistent with its business practices.

(b) Emory shall give notice to Aligos of any desire on Emory’s part to not prepare, file, prosecute, issue or maintain any of the Licensed Patents on a country-by-country basis and, in such cases, shall permit Aligos, in its sole discretion, to take such actions itself, [****]. In such event, Emory shall execute in a timely manner and [****] documents reasonably necessary to allow Aligos to take all such actions.

2.	Appendix A of the License Agreement shall be amended to add (i) [****] and (ii) [****] to such Appendix.

3.	A new Section 2.7 shall be added to the License Agreement and shall state:

“All compounds encompassed by a Valid Claim of patent [****] but no other Licensed Patent as defined as of June _, 2020, shall for purposes of the License Agreement be treated as Licensed Compounds rather than as Enabled Compounds.”

4.	Section 4.2 of the License Agreement shall be deleted in its entirety and replaced with the following language:

“By the fourth (4th) anniversary of June 26, 2018, Aligos shall have selected in a written communication to Emory a maximum of three of the Licensed Compounds encompassed by a Valid Claim of patent [****], on which Aligos intends to focus its continuing development and potential commercialization efforts. On such date, the license grant in Section 2.1(a) hereof thereafter shall be narrowed only with respect to the not-selected Licensed Compounds encompassed by a Valid Claim of patent [****] such that the exclusive Aligos Field of use for Licensed Product(s) containing those not-selected Licensed Compounds encompassed by a Valid Claim of patent [****] Aligos shall be only the treatment or prevention of HBV. For clarity, this means that, thereafter, for those Licensed Compounds encompassed by a Valid Claim of patent [****] not selected by Aligos, Emory shall be free to itself or with or through a license to any third party develop and commercialize such not-selected Licensed Compounds for any use other than the treatment or prevention of HBV.

By the fourth (4th) anniversary of June 18, 2020, Aligos shall have selected in a written communication to Emory a maximum of three of the Licensed Compounds encompassed by a Valid Claim of patent [****] on which Aligos intends to focus its continuing development and potential commercialization efforts. On such date, the license grant in Section 2.1(a) hereof thereafter shall be narrowed only with respect to the not-selected Licensed Compounds encompassed by a Valid Claim of patent [****] such that the exclusive Aligos Field of use for Licensed Product(s) containing those not-selected Licensed Compounds encompassed by a Valid Claim of patent [****] Aligos shall be only the treatment or prevention of HBV. For clarity, this means that, thereafter, for those Licensed Compounds encompassed by a Valid Claim of patent [****] not selected by Aligos, Emory shall be free to itself or with or through a license to any third party develop and commercialize such not-selected Licensed Compounds for any use other than the treatment or prevention of HBV.”

5.

The Parties hereby agree that with respect to the compounds identified within Aligos and known as [****] and [****], such compounds, as applicable, will be treated as Enabled Compounds for purposes of financial considerations under Sections 3.2 and 3.3 and, under no circumstances, will be treated as Licensed Compounds thereunder.

6.

Within [****] following the execution of this First Amendment by both Parties and invoice by Emory to Aligos, Aligos shall make a one-time, non-refundable payment to Emory in the amount of one hundred and fifty thousand dollars ($150,000). In addition, Aligos shall reimburse Emory for up to a maximum of [****] ($[****]) of actual costs incurred by Emory in connection with the prosection of patent [****].

7.	Entire Agreement. All other terms and conditions of the License Agreement, as amended and modified, are hereby ratified, confirmed and approved. This First Amendment is the integral part of the License Agreement. Except as set forth in this First Amendment, the License Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is a conflict between the License Agreement and this First Amendment, the terms of this First Amendment will prevail.

8.

Counterparts. This First Amendment may be executed in one or more counterparts by the Parties by signature of a person having authority to bind the Party, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have agreed and accepted the terms and conditions of, and have duly executed this First Amendment to be made effective as of the Effective Date.

For EMORY UNIVERSITY

By	/s/ Todd Sherer, Ph.D
Signature

Todd Sherer, Ph.D
Printed Name:

Executive Director, Office of Tech Transfer
Title:

06/18/20
Date

For ALIGOS THERAPEUTICS, INC.

By	/s/ Lawrence Blatt
Signature

Lawrence Blatt
Printed Name:

CEO
Title:

2020/06/19
Date

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